SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2005

PRESCIENT APPLIED INTELLIGENCE, INC.

f/k/a The viaLink Company
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-21729 (Commission File Number)	73-1247666 (IRS Employer Identification Number)

1247 Ward Avenue, Suite 200
West Chester, Pennsylvania 19380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 719-1600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant.

      On March 24, 2005, KPMG LLP (“KPMG”) orally informed the Audit Committee of the Board of Directors of Prescient Applied Intelligence, Inc. (the “Company”) that KPMG, the Company’s independent accountants, was considering terminating the client – auditor relationship with the Company following completion of their audit of the Company’s financial statements for the year ended December 31, 2004. On March 30, 2005 KPMG orally confirmed to the Audit Committee that KPMG was terminating the client-auditor relationship. On April 6, 2005, the Company received a letter from KPMG confirming the termination of the client – auditor relationship. KPMG has served as the Company’s auditor since December 1999.

      The Audit Committee of the Board of Directors has accepted the resignation of KPMG as the Company’s independent registered public accounting firm.

      The reports of KPMG with respect to the Company’s consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except as follows: KPMG’s report on the Company’s consolidated financial statements as of and for the years ended December 31, 2004 and 2003, contained a separate paragraph stating “the Company’s recurring losses from operations and resulting dependence upon access to additional external financing raise substantial doubt concerning its ability to continue as a going concern. Management’s plans in regard to these matters are also described in note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

      In connection with the Company’s audits for its two most recent fiscal years and through April 6, 2005, the Company has had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in their reports on the consolidated financial statements of the Company for such years.

During the Company’s two most recent fiscal years and the subsequent interim period through the date of this report, the Company had no reportable events as described in Item 304 (a)(1)(iv)(B) of Regulation S-B.

      The Company has provided KPMG with a copy of this Form 8-K prior to its being filed and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. [The letter of KPMG to the Commission, dated April 11, 2005, is attached to this Form 8-K as Exhibit 16.]

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 16	Letter from KPMG, LLP to the Securities and Exchange Commission, dated April 11, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESCIENT APPLIED INTELLIGENCE, INC.
Date: April 11, 2005	By:	/s/ Stan Szczygiel
Stan Szczygiel, Vice President and
Chief Financial Officer

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